OPTIMUM FUND TRUST
(the “Trust”)

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each, a “Fund”)

Supplement to the current Prospectus and Statement of Additional Information (“SAI”) for each Fund, dated July 31, 2025, as may be amended

At a joint special shareholder meeting held on November 25, 2025, shareholders of each Fund approved the proposal to approve a new investment advisory agreement for the Fund.
As noted in previous supplements, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business.  The closing of this transaction is anticipated to occur on or about December 1, 2025, subject to customary closing conditions.
Upon the closing of the transaction, the following changes are anticipated to take effect:
•	For each Fund’s Prospectus and SAI, all references to MIMBT are changed to Nomura Investment Management Business Trust.
•	For Optimum Fixed Income Fund, Pacific Investment Management Company will be the sole sub-advisor. All references to other sub-advisors are removed from the Prospectus and SAI.
•
The following is added under the “Who manages the Fund?” section following the portfolio manager table of the Prospectus and under the “Management of the Funds – Investment Manager and Other Service Providers – Investment Manager” section of the SAI:

Employees of DMC’s affiliates outside the US participate in the management of Optimum Fixed Income Fund as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to  “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to Optimum Fixed Income Fund.
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2025.